UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 30, 2005


                               LECROY CORPORATION
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                           0-26634                  13-2507777
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
of Incorporation)                    File Number)           Identification No.)


        700 CHESTNUT RIDGE ROAD
       CHESTNUT RIDGE, NEW YORK                                    10977
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (845) 425-2000

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

ITEM 8.01 OTHER EVENTS.

    In connection with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, Thomas H. Reslewic, President, Chief Executive Officer and Director of LeCroy Corporation (the "Company"), has entered into a written stock selling plan, dated August 30, 2005, providing for periodic selling of shares of the Company's common stock pursuant to Rule 144.

    Rule 10b5-1 permits corporate officers and directors to adopt written, pre-arranged stock trading plans when they are not in possession of material, non-public information and contemplates certain legal benefits for persons who establish such plans. Other executive officers and directors of the Company have created such plans and may also from time to time create such Rule 10b5-1 plans in the future.

    Transactions under this Rule 10b5-1 plan will be subject to certain price restrictions established under the plan and may be terminated at any time. Proposed and actual transactions will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. The Form 4 filings also will be posted in the investor relations section of the Company's web site.

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LECROY CORPORATION,
                                     a Delaware corporation



Date:    August 31, 2005             By:/s/ Scott D. Kantor
                                        ----------------------------------------
                                        Scott D. Kantor
                                        Vice President, Finance, Chief Financial
                                        Officer, Secretary and Treasurer